Exhibit 32.1

Certification of CEO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Ingevity Corporation (the “Company”) on Form 10-K for the period ending December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John C. Fortson, as President and Chief Executive Officer and Interim Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2021

/S/ JOHN C. FORTSON
John C. Fortson
President and Chief Executive Officer and Interim Chief Financial Officer and Treasurer
(Principal Executive Officer and Principal Financial Officer)